Share-based compensation - Supervisory Board Members Plan (Details) - Supervisory Board Members Plan	Dec. 17, 2025 USD ($) EquityInstruments item	Nov. 12, 2024 USD ($) EquityInstruments item	Nov. 08, 2023 USD ($) EquityInstruments item	Sep. 05, 2023 USD ($) EquityInstruments item
Share-based compensation
Number granted | EquityInstruments	94,006	85,502	149,147	11,478
Number of Supervisory Board Members that have been granted awards | item	5	5	5	1
Grant date fair value | $	$ 8.51	$ 6.14	$ 3.52	$ 3.63